Trade and other payables	6 Months Ended
Jun. 30, 2024
Trade and other payables.
Trade and other payables

11. Trade and other payables

Trade and other payables are all due within one year amounting to EUR 7,513k (December 31, 2023: EUR 48,033k). During the six months ended June 30, 2024, the decrease of EUR 40,520k in trade and other payables was primarily attributable to payments to raw material suppliers for invoices received before December 31, 2023.